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                                                                   EXHIBIT 10.23


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of July 1, 1999 is by and among TOWN OF COLONIE INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation of the State of New York having an office at The Public Operations Center, 347 Old Niskayuna Road, Latham, New York, 12205 (the "Agency"), MECHANICAL TECHNOLOGY INCORPORATED, a business corporation organized and existing under the laws of the State of New York, having its principal place of business at 968 Albany-Shaker Road, Latham, New York 12110 ("MTI"), PLUG POWER, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware, having its principal place of business located at 968 Albany-Shaker Road, Latham, New York 12110 ("Plug Power"), KEYBANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States having an office located at 66 South Pearl Street, Albany, New York, 12207 (the "Bank") and FIRST ALBANY CORPORATION, a business corporation organized and existing under the laws of the State of New York having an office at 30 South Pearl Street, Albany, New York 12207 (the "Underwriter");

                                  WITNESSETH:

     WHEREAS, on December 17, 1998, the Agency issued its Industrial Development Revenue Bonds (Mechanical Technology Incorporated - Letter of Credit Secured), Series 1998A in the original aggregate principal amount of $6,000,000 (the "Bonds") to finance a portion of the Project (as hereinafter defined), which were issued under and secured by a trust indenture dated as of December 1, 1998 by and between the Agency and Manufacturers and Traders Trust Company, as trustee; and

     WHEREAS, the Project consisted of (A)(1) the acquisition of a leasehold interest in a parcel of land containing approximately 35.6 acres located at 968 Albany-Shaker Road in the Town of Colonie, Albany County, New York (the "Land"), together with the existing buildings located thereon which contained approximately 98,000 square feet in the aggregate (such buildings known individually as Building I, Building II and Building III and hereinafter collectively referred to as the "Existing Facility"), (2) the demolition of Building I which contained approximately 14,105 square feet of space, (3) the construction of a new building to replace Building I and which contains approximately 32,000 square feet of space (the "New Facility") (the Existing Facility and the New Facility hereinafter collectively referred to as the "Facility"), (4) the renovation of Building III and (5) the acquisition of and installation therein and thereon of certain machinery and equipment (the "Equipment") (the Land, the Facility and the Equipment being hereinafter collectively referred to as the "Project Facility"); all of the foregoing occupied by MTI and
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operated as a manufacturing facility, a portion of which was leased by MTI to
Plug Power and operated as a facility for the manufacture, research and development of fuel cells for residential and automotive applications and related products and any other related activities; (B) the financing of all or a portion of the costs of the foregoing by the issuance of the Bonds; (C) the granting of certain other "financial assistance" (within the meaning of Section 854(14) of the Act) with respect to the foregoing, including exemption from certain sales taxes, deed transfer taxes, mortgage recording taxes and real property taxes; and (D) the sale of the Project Facility to MTI or such other person as may be designated by MTI and agreed upon by the Issuer; and

     WHEREAS, in connection with the issuance of the Bonds, the Agency and MTI executed and delivered an installment sale agreement dated as of December 1, 1998 (the "Installment Sale Agreement") pursuant to which the Agency agreed to sell the Project Facility to MTI and a payment in lieu of tax agreement dated as of December 1, 1998 (the "PILOT Agreement"); and

     WHEREAS, Ling Electronics, Inc. ("Ling") executed and delivered to the Agency a Guaranty dated December 16, 1998 (the "Ling Guaranty") pursuant to which Ling guaranteed to the Agency the payment and performance by MTI of all of MTI's covenants and obligations under the Installment Sale Agreement and the PILOT Agreement; and

     WHEREAS, as security for the Bonds, MTI entered into an irrevocable letter of credit reimbursement agreement dated as of December 1, 1998 (the "Reimbursement Agreement") with the Bank, pursuant to which the Bank has issued in favor of the Trustee an irrevocable transferable direct-pay letter of credit; and

     WHEREAS, in connection with the issuance of the Bonds, MTI also entered into a remarketing agreement with the Underwriter (the "Remarketing Agreement"); and

     WHEREAS, MTI has agreed to sell its interest in the Project Facility to Plug Power and to assign to Plug Power the Installment Sale Agreement, the PILOT Agreement and the Remarketing Agreement; and

     WHEREAS, Section 9.1 of the Installment Sale Agreement provides that MTI may not assign the Installment Sale Agreement without the prior written consent of the Agency and the Bank, which consent may not be unreasonably withheld; and

     WHEREAS, Section 9.4 of the Installment Sale Agreement provides that MTI may not sell the Project Facility without the prior written consent of the Agency and the Bank, which consent may not be unreasonably withheld;

     NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

SECTION 1. ASSIGNMENT. MTI assigns to Plug Power, as of July 1, 1999 (the "Substitution Date"), all benefits under and all of MTI's right, title and interest in the Installment Sale

                                      -2-
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Agreement, the PILOT Agreement and the Remarketing Agreement on the terms and conditions set forth in the Agreement of Sale dated as of June 23, 1999.

SECTION 2. ASSUMPTION.   (A)  Plug Power will pay, or cause to be paid, (1) all
principal of the Bonds when and as the same shall become due, whether at the stated maturity thereof or by acceleration or call for prepayment or otherwise, and (2) all interest on the Bonds when and as the same shall become due.

          (B) Plug Power assumes and will pay, or cause to be paid, all payments or sums now or hereafter owing by MTI, and will perform and observe all covenants, agreements and other obligations to be performed or observed by MTI, under:

               (1) the Installment Sale Agreement (including, without limitation, Section 8.2 of the Installment Sale Agreement);

               (2) the PILOT Agreement;

               (3) the Reimbursement Agreement, as amended and restated by a Replacement Reimbursement Agreement dated as of the Substitution Date by and between Plug Power and the Bank;

               (4) the Remarketing Agreement;

               (5) the mortgage and security agreement dated as of December 1, 1998 from the Agency and MTI to the Bank;

               (6) the pledge and security agreement dated December 1, 1998 by and between MTI and the Bank; and

               (7) the lease to issuer dated as of December 1, 1998, between the Agency and MTI

     (all of the foregoing being hereinafter referred to as the "Bond
     Documents").

SECTION 3. REPRESENTATIONS AND COVENANTS OF PLUG POWER. Plug    Power
represents to and covenants with each of the parties to this Agreement as follows:

          (A) Plug Power is authorized transact business in the State of New
     York.

          (B) Plug Power will take no action that would cause the Project Facility to fail to continue to constitute a "project" under the Act (as defined under the Installment Sale Agreement).

                                      -3-
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SECTION 4. CONSENT AND RELEASE.  (A) The Agency and the Bank:

          (1) consent to the assignment by MTI to Plug Power of the Installment Sale Agreement, the sale by MTI to Plug Power of MTI's interest in the Project Facility and the assumption by Plug Power of MTI's obligations under the Bond Documents;

          (2) release MTI, as of the Substitution Date, from all of its liabilities and obligations under the Bond Documents, except for those liabilities and obligations which accrued on or before the Substitution Date; and

          (3) release Ling from all of its obligations under the Ling Guaranty.

     (B) The Underwriter consents to the assignment by MTI to Plug Power of the Remarketing Agreement and releases MTI, as of the Substitution Date, from all of its obligations under the Remarketing Agreement.

SECTION 5. MISCELLANEOUS. (A) This Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the Agency, the Bank, the Underwriter, MTI, Plug Power, and their respective successors and assigns.

          (B) This Assignment and Assumption Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          (C) This Assignment and Assumption Agreement shall be governed by and construed in accordance with the law of the State of New York.

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     IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption
Agreement to be duly executed as the date first above written.

                              TOWN OF COLONIE INDUSTRIAL
                              DEVELOPMENT AGENCY


                              BY:
                                    Peter J. Hess, Chairman


                              MECHANICAL TECHNOLOGY
                              INCORPORATED


                              BY:
                                    Authorized Officer


                              PLUG POWER, L.L.C.


                              BY:
                                    Authorized Officer


                              KEYBANK NATIONAL ASSOCIATION


                              BY:
                                    Authorized Officer



                              FIRST ALBANY CORPORATION


                              BY:
                                    Authorized Officer

                                      -5-
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STATE OF NEW YORK      )
                      ss.:
COUNTY OF ALBANY       )

          On the _____ day of July, in the year 1999, before me, the undersigned, a notary public in and for said state, personally appeared Peter J. Hess, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                   _____________________________________
                                    Notary Public

STATE OF NEW YORK      )
                      ss.:
COUNTY OF ALBANY       )

          On the _____ day of July, in the year 1999, before me, the undersigned, a notary public in and for said state, personally appeared ____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                   _____________________________________
                                    Notary Public

STATE OF NEW YORK      )
                      ss.:
COUNTY OF ALBANY       )

          On the _____ day of July, in the year 1999, before me, the undersigned, a notary public in and for said state, personally appeared ____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                   _____________________________________
                                    Notary Public

                                      -6-
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STATE OF NEW YORK      )
                      ss.:
COUNTY OF ALBANY       )

          On the _____ day of July, in the year 1999, before me, the undersigned, a notary public in and for said state, personally appeared ____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                   _____________________________________
                                    Notary Public


STATE OF NEW YORK      )
                      ss.:
COUNTY OF ALBANY       )

          On the _____ day of July, in the year 1999, before me, the undersigned, a notary public in and for said state, personally appeared ____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                   _____________________________________
                                    Notary Public

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